Exhibit 10.3

EXECUTION VERSION

FIRST AMENDMENT TO

SECOND AMENDED AND RESTATED

RECEIVABLES SALE AND CONTRIBUTION AGREEMENT

This FIRST AMENDMENT TO SECOND AMENDED AND RESTATED RECEIVABLES SALE AND CONTRIBUTION AGREEMENT, dated as of February 3, 2017 (this “Amendment”), is entered into by and among the following parties:

(a) SPRINT SPECTRUM L.P., as initial Servicer (the “Servicer”);

(b) THE PERSONS IDENTIFIED ON THE SIGNATURE PAGES HERETO AS “SPEs” (the “SPEs”); and

(c) THE PERSONS IDENTIFIED ON THE SIGNATURE PAGES HERETO AS “Originators” (the “Originators”).

Capitalized terms used but not otherwise defined herein have the respective meanings assigned thereto in the Receivables Sale and Contribution Agreement (as defined below).

RECITALS

WHEREAS, the parties hereto entered into that certain Second Amended and Restated Receivables Sale and Contribution Agreement, dated as of November 19, 2015 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Receivables Sale and Contribution Agreement”);

WHEREAS, concurrently herewith, the SPEs, the Servicer, the various purchasers and purchaser agents, The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch, as SCC administrative agent party thereto, SMBC Nikko Securities America, Inc., as lease administrative agent, and Mizuho Bank, Ltd. as collateral agent and as ISC administrative agent, are entering into that certain Second Amendment to the Receivables Purchase Agreement (the “Second Amendment to the RPA”);

WHEREAS, the parties to the Receivables Sale and Contribution Agreement desire to amend the Receivables Sale and Contribution Agreement on the terms and subject to the conditions set forth herein;

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

1. Amendments to the Receivables Sale and Contribution Agreement. The Receivables Sale and Contribution Agreement is hereby amended as follows:

(a) Section 5.4(e) of the Receivables Sale and Contribution Agreement is amended by deleting the phrase “and (v) the Collateral Agent and each Administrative Agent receives such additional certifications and opinions of counsel as it shall reasonably request” where it appears therein and substituting the following:

, (v) the Servicer delivers to the Collateral Agent and each Administrative Agent notice thereof and an updated Annex 1 and an updated Annex 3 to this Agreement, in each case, on or prior to the date of such consolidation, merger, sale lease or transfer (and Annex 1 and Annex 3, as applicable, shall be deemed to be updated automatically upon the delivery of such annexes) and (vi) the Collateral Agent and each Administrative Agent receives such additional certifications and opinions of counsel as it shall reasonably request (including any updated Internal Revenue Service Form W-9 (or any successor form))

(b) Annex 1 of the Receivables Sale and Contribution Agreement is replaced in its entirety with Annex 1 hereto.

(c) Annex 3 of the Receivables Sale and Contribution Agreement is replaced in its entirety with Annex 3 hereto.

2. Subject iPhone Lease Receivables. Each Originator hereby acknowledges, agrees and confirms that pursuant to the Receivables Sale and Contribution Agreement and as of the date hereof it (a) sells or contributes, as applicable, to its Related SPE, and each SPE hereby purchases or acquires from its Related Originator, all of such Related Originator’s right, title and interest in, to and under the Subject iPhone Lease Receivables and the Related Assets relating thereto and (b) absolutely assigns by way of capital contribution to its Related SPE, and each SPE hereby accepts such capital contribution and acquires from its Related Originator, all of such Related Originator’s right, title and interest in, to and under the Lease Devices relating to any Subject iPhone Lease Receivables. Each SPE hereby acknowledges, agrees to and confirms the foregoing sales and contributions pursuant to the Receivables Sale and Contribution Agreement.

For purposes of this Amendment, “Subject iPhone Lease Receivable” shall mean any right to payment from a Person, whether constituting an account, chattel paper, instrument or a general intangible (as such terms are defined under the UCC), arising from the lease of an iPhone 6, iPhone 6 Plus, iPhone 6s or iPhone 6s Plus or any later model of wireless smart-phone device manufactured by Apple Inc. or its subsidiaries, by any Originator pursuant to a Lease Contract entered into prior to the date hereof, including any payment obligations of such Person with respect thereto; provided, however that (a) no right to payment or other indebtedness owing by a Sanctioned Person shall (i) constitute a Subject iPhone Lease Receivable or (ii) be deemed to have been sold or contributed to the Sellers by the Originators hereunder and (b) Excluded Lease Receivables (as defined in the Receivables Purchase Agreement after giving effect to the Second Amendment to the RPA) shall not constitute Subject iPhone Lease Receivables.

3. Representations and Warranties. Each Person hereto hereby represents and warrants as of the date hereof as follows:

(a) Representations and Warranties. The representations and warranties made by it in the Receivables Sale and Contribution Agreement are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date).

(b) Enforceability. The execution and delivery by such Person of this Amendment, and the performance of each of its obligations under this Amendment and the Receivables Sale and Contribution Agreement as amended hereby, are within each of its organizational powers and have been duly authorized by all necessary organizational action on its part. This Amendment and the Receivables Sale and Contribution Agreement as amended hereby, are such Person’s valid and legally binding obligations, enforceable in accordance with their respective terms.

(c) No Termination Events. After giving effect to this Amendment and the transactions contemplated hereby, no Event of Termination, Unmatured Event of Termination, Collection Control Event or Non-Reinvestment Event exists or shall exist.

4. Entire Agreement. Except as otherwise amended hereby, all of the other terms and provisions of the Receivables Sale and Contribution Agreement are and shall remain in full force and effect and the Receivables Sale and Contribution Agreement, as amended and supplemented by this Amendment, is hereby ratified and confirmed by the parties hereto. After this Amendment becomes effective, all references in the Receivables Sale and Contribution Agreement (or in any other Transaction Document) to “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Receivables Sale and Contribution Agreement shall be deemed to be references to the Receivables Sale and Contribution Agreement as amended by this Amendment. This Amendment contains the entire understanding of the parties with respect to the provisions of the Receivables Sale and Contribution Agreement amended and supplemented hereby and may not be modified except in writing signed by all parties. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Receivables Sale and Contribution Agreement other than as set forth herein.

5. Effectiveness. This Amendment shall become effective as of the date hereof upon:

(a) receipt by the Collateral Agent and each Administrative Agent of duly executed counterparts of this Amendment (whether by facsimile or otherwise) executed by each of the parties hereto; and

(b) the effectiveness of the Second Amendment to the RPA in accordance with its terms.

6. Governing Law. THIS AMENDMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO ANY OTHER CONFLICTS OF LAW PROVISIONS THEREOF).

7. Severability. If any one or more of the agreements, provisions or terms of this Amendment shall for any reason whatsoever be held invalid or unenforceable, then such agreements, provisions or terms shall be deemed severable from the remaining agreements, provisions and terms of this Amendment and shall in no way affect the validity or enforceability of the provisions of this Amendment or the Receivables Sale and Contribution Agreement, as applicable.

8. Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Receivables Sale and Contribution Agreement or any provision hereof or thereof.

9. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of each party hereto, and their respective successors and permitted assigns.

10. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart hereof by facsimile or other electronic means shall be equally effective as delivery of an originally executed counterpart.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

SPRINT SPECTRUM L.P., as Servicer

By:	/s/ Janet M. Duncan
Name:	Janet M. Duncan
Title:	Vice President and Treasurer

SPRINT SPECTRUM L.P.
SPRINTCOM, INC.
SPRINT TELEPHONY PCS, LLC
TEXAS TELECOMMUNICATIONS, LLC
ALAMOSA WISCONSIN, LLC
AIRGATE PCS, INC.
SOUTHWEST PCS, LLC
ALAMOSA MISSOURI, LLC
WASHINGTON OREGON WIRELESS, LLC
HORIZON PERSONAL COMMUNICATIONS, LLC, each as Originator

By:	/s/ Janet M. Duncan
Name:	Janet M. Duncan
Title:	Vice President and Treasurer

First Amendment

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SFE 1, LLC
SFE 2, LLC
SFE 3, LLC
SFE 6, LLC
SFE 7, LLC
SFE 11, LLC
SFE 14, LLC, each as an SPE

By:	/s/ Janet M. Duncan
Name:	Janet M. Duncan
Title:	Treasurer

First Amendment

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ACKNOWLEDGED AND AGREED TO as of the date first above written:

SPRINT CORPORATION

By:	/s/ Janet M. Duncan
Name:	Janet M. Duncan
Title:	Treasurer

First Amendment

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